Exhibit 99.2

1 Investor Presentation FIRST QUARTER 2021

2 Agenda Business Overview Forward - Looking Statements and Non - GAAP Financial Information : Our discussions during this conference call and in this presentation will include forward - looking statements . Actual results could differ materially from those projected in the forward - looking statements . Some of the factors that could cause actual results to differ are discussed in the Company’s SEC filings . Our filings are available on our website at http : //investor . abm . com under “Company Information” . A description of other factors that could cause actual results to differ is also set forth at the end of this presentation . Also, the discussion during this conference call and in this presentation will include certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . Please see the Appendix for reconciliations of those historical non - GAAP financial measures and for information relating to the use of certain other non - GAAP financial measures . Reconciliations of certain non - GAAP financial measures can also be found on the Investor Relations portion of our website at http : //investor . abm . com . 1 2 Responding to COVID - 19 4 5 Capital Structure 6 Fiscal 2021 Outlook First Quarter 2021 Review 7 Appendix 3 Making a Difference

3 Business Overview

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5 Founded in 1909 | $6.0 Billion in Revenue +100,00 Employees .

6 Aviation Business & Industry Education Technology & Manufacturing Building Value Through Industry Expertise Keeping your environment safe, clean, comfortable and energy efficient through individual or integrated solutions

7 Business & Industry (52%) Aviation ( 11% ) Technology & Manufacturing ( 16% ) Education ( 13% ) Technical Solutions (8%) Industries We Serve Results as of fiscal 2020. Technology & Manufacturing Technical Solutions Education Business & Industry Aviation

8 Services We Perform Technology & Manufacturing Technical Solutions Education Business & Industry Aviation

9 Impact to operating costs through SOPs , labor management , technology and purchasing energy and asset lifecycle management Majority self - performed services maximizes alignment with client workplace strategy, increases quality, efficiency and control, and reduces management costs + + $ Value = direct operational cost savings + increased client portfolio asset value + enhanced client workforce productivity Aligning workplace strategy with operational best practices for improved cost efficiencies, productivity, communication and s cal ability Targeting the Outsourcing Continuum SAVINGS SERVICES

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11 Responding to COVID - 19

12 As with most companies, COVID - 19 has impacted our business This is a dynamic, rapidly shifting environment – with significant externalities Varying safety mandates managed by city/state A “new normal” for office occupancy and trends Most sensitive business segments include Aviation and Education Technical Solutions project related work experienced select site access impediments …and among our various end markets Impact felt across our national footprint…

13 We took rapid action | Our agile, action - oriented teams…  Operational Response Team Capture cross - functional input on latest COVID developments  Field Execution  Team  Cascade, execute, and track actions across IGs and the organization …working in lockstep to take coordinated actions across  Activity  Tracking Pods  Provide real - time updates of contract activity in the field  Actively managing our people, working capital, day - to - day operational risk & business continuity Our people Our clients / operations Financial resilience & risk mitigation

14 Potential opportunities in a post pandemic world New and increased expectations for workspace and building cleanliness and disinfection as well as air quality Rising demand for service volume and frequency Focus on higher value - added services, such as EnhancedClean Œ and EnhancedFacility Œ , to meet new "hyper - vigilant" cleaning environment and optimize facilities for improved air filtration and ventilation Higher importance on scale, reach, and reliability where competitors are disrupted and not dependable

15 C lients are expecting to re - open by September 2021 , with reduced capacity  Pulse survey of ~200 clients conducted in February 2021 across all industry groups Despite increased usage of flexible work schedules and work from home, clients expect the total amount of space used to remain roughly the same C lients are interested in long - term measures to protect against viruses and are increasingly working with large facilities service providers . . .Validated by Our Clients Source: ABM Client Pulse, Survey 2021, approx. 200 respondents.

16 Client reentry plans & long - term outlook on space utilization remain focused on instilling occupant confidence Source: ABM Client Pulse, Survey 2021, approx. 200 respondents. 89%  ABM clients expect to use the same or more space after reopening  ABM clients expect to maintain or increase frequency of cleaning and disinfection and visual signage 87%  Demand for space continues to be strong  Our clients want a frequent and visible presence of cleanliness… Clients expressed interested in long - term surface and air disinfection measures 84% ...and expect to continue heightened precautions into the future

17 Clients have put measures in place focused on surfaces and facilities, and are more reliant on large partners  16%  84%  % of Respondents that anticipate continuing cleaning and disinfection for virus protection for 2+ years  Yes  No 60% 9% 27% 11% 25% 21% 50% 40% 91% 73% 96% 89% 75% 79% 50%  Medical office*  K - 12  Leased office  Pharma R&D*  Hospi - tality*  Airports/ Airlines*  Data Center  Govt facility  Higher Ed  Owner occupied office  100%  Port. of office buildings  Sports & ent.*  Tech mfg*  Ware - housing, and DCs*  100%  100%  100%  100%  100%  4%  Yes  No Source; ABM Client Pulse, Survey 2021, approx. 200 respondents . 8 out of 10 clients expect to continue cleaning and disinfection for years… … and this is consistent across nearly all industries and types of facilities

18 ABM’s EnhancedClean Œ program is a three - step approach that delivers healthy spaces under the guidance of experts 3 Key Differentiators Processes Backed by Experts Hospital Grade Disinfectants & Specialized Equipment Innovative Solutions and Technology

19 Safety You Can See Building brand trust through visual assurance throughout the day

ENHANCEDFacility™

ABM's EnhancedFacility program delivers healthier indoor air and more efficient operations to take care of what's most important – the health and safety of the people in your spaces.


HEALTHY BUILDING RISK ASSESSMENT
• Risk Assessment tool
• HVAC inspection
• Turnkey financial solutions
STEP 1
Assess the safety of your facility
HVAC PREVENTATIVE MAINTENANCE
• Promotes optimum filtration and disinfection
• Saves energy
• Prevents unnecessary repairs
• Extends the life of your system
HVAC SYSTEM OPTIMIZATION
Methods for improving IAQ and overall building health.
• Ventilation and humidity control
• Proper filtration
• HVAC disinfecting technologies
• Building controls
Add resiliency for total building health
Optimize building operations
ENERGY EFFICIENCY UPGRADES
Reduces operating costs to move funding into other facility improvements.
STEP 3
STEP 2
DISINFECTING LIGHTING SOLUTIONS
Enables continuous disinfection of air contaminants.
ELECTRICAL PREVENTATIVE MAINTENANCE
Mitigates life and safety risk, reduces downtime and increases reliability.
TOUCHLESS FIXTURES AND DOORS
Reduces the number of high-touch surfaces within a facility.

KEY DIFFERENTIATORS:

- Fact-based approach based on expert-backed Healthy Building Risk Assessment
- Turnkey financial solutions
- Innovative solutions enabling continuous disinfection of air contaminants
- Expert Advisory Council vetting the latest technologies to sort evidence-based solutions from market noise

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21 TESTING AND VALIDATION HVAC SYSTEM OPTIMIZATION & PREVENTATIVE MAINTENANCE A BUILDING HEALTH RISK ASSESSMENT ENERGY EFFICIENCY UPGRADES TOUCHLESS FIXTURES AND DOORS ABM’S PASSION TO MAKE A DIFFERENCE A NEW NORMAL Getting back to moments like this requires. . . DISINFECTING LIGHTING SOLUTIONS BACK - UP POWER

22 Our Post - COVID Future | ABM strengths will drive advantage across markets Comprehensive service lines + EnhancedClean Œ Deep client relationships Engaged people These advantages are core components of our market strength today and will continue to propel us into the future Scale advantage Results oriented operating culture Dislocated competition

23 Making a Difference

24 Our Culture, Our Values and What We Believe We believe making a difference begins with our team — creating an environment that enables every person to feel connected, valued and inspired. Together, we bring this mission to life with all those we serve. It starts with us We are one team We promote open communication, positive environments and caring communities of engaged team members Our core values guide us We value respect, integrity, collaboration, innovation, excellence and trust We strive for continual growth We challenge ourselves to do better and be better

25 Turning Action into Impact Creating an inclusive culture where we all belong We’re committed to ensuring that everyone, from every background, can be seen, can be heard and can feel like they belong at ABM. Our first step was establishing a team member - led, executive leader sponsored Culture & Inclusion Council to turn our ideas into action and make a meaningful impact . The Council is focused on: Developing inspirational leaders Working as a team, we’ll create programs, tools and training to foster a supportive, dynamic and inclusive culture, including leadership development programs, mentorship opportunities and affinity groups Empowering team members We’ll enable every team member to be their best by reimagining how we support and develop talent at every level, approach succession planning, and develop diverse talent Showing up for our team Valuing our team members requires us to recognize and reward success, in ways that are that are meaningful to our team members Creating a culture of belonging Every team member has a story, and we will elevate every voice through new platforms, programs, networks and partnerships that foster a culture of connection and belonging to drive lasting change

26 The power of partnership ABM philanthropic partnership opportunity – Culture & Inclusion Council Equality as an Area of Focus Equality in the workplace means all team members receive fair treatment. There is transparency and everyone knows what to expect in terms of rewards and consequences. Equity ensures equal opportunity and advancement for all. Supported internship program and work experience for young persons with disabilities Empower Latino families to successfully complete higher education Structural changes to expand democracy, eliminate disparities and achieve racial justice Investment in quality afterschool program initiatives Ensure Black College Community success by promoting educational excellence

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28 GreenCare Program Strategic partners on fighting climate change ABM is strongly committed to adding value to clients through our sustainable solutions portfolio We have designed solutions to increase waste diversion rates from landfills, conduct energy efficiency retrofits, install on - site generation of renewable electricity and improve the indoor environmental quality with our green cleaning program. - Our clients have saved more than 90 tons of CO 2 emissions through our Energy Performance Contracting services - We are one of the largest installers of electrical vehicle charging stations in the U.S. So far we have installed more than 16,500 EV charging stations - Our green cleaning program has been implemented in more than 361 million square feet across our client’s offices

29 First Quarter 2021 Review

30 First Quarter 2021 Review $1,612.9 $1,492.4 2020 2021 Q1 FY21 Revenue

31 Q1 FY21 Income from Continuing Operations $26.2 $68.3 2020 2021 Q1 FY21 Adj. Income from Continuing Operations $27.9 $74.6 2020 2021 1 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. First Quarter 2021 Review $0.41 per share $0.39 per share $1.01 per share $1.10 per share 1 1

32 Q1 FY21 Net Income $68.8 $123.7 2020 2021 Q1 FY21 Adj. EBITDA $28.0 $74.6 2020 2021 First Quarter 2021 Review $0.42 per share $1.10 per share 8.3% margin 4.3% margin 1 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. 1

33 First Quarter 2021 Segment Results Business & Industry • Revenues of $809.4m vs. $820.9m last year • Operating profit of $85.7m, operating margin of 10.6% Technology & Manufacturing • Revenues of $249.2m vs. $233.9m last year • Operating profit of $26.9m, operating margin of 10.8% Aviation • Revenues of $143.1m vs. $238.7m last year • Operating profit of $3.2m, operating margin of 2.2% Education • Revenues of $209.4m vs. $208.0m last year • Operating profit of $21.5m, operating margin of 10.2% Technical Solutions • Revenues of $113.4m vs. $142.0m last year • Operating profit of $6.0m, operating margin of 5.3%

34 Capital Structure

35 Select Cash Flow and Balance Sheet Items Leverage *Acquired GCA Services Group for approximately $1.3b, largest acquisition in Company’s history Other acquisitions shown represent purchase price above $15m Beginning in Q2 FY20, leverage calculated as total indebtedness net of $100m/bank - defined pro - forma adjusted EBITDA (in millions) Westway 8 Solutions GCA* Revolver Drawdown Revolver Paydown

36 Select Cash Flow and Balance Sheet Items Shareholder Return I N M ARCH 2020 , THE C OMPANY SUSPENDED ALL FURTHER SHARE REPURCHASES A S THE COVID - 19 P ANDEMIC DEVELOPED (in millions)

37 Select Cash Flow and Balance Sheet Items Annual Dividend HISTORY OF CONSECUTIVE DIVIDEND SINCE 1965 1Q21 MARKS THE 219 TH CONSECUTIVE QUARTERLY CASH DIVIDEND (in millions)

38 Fiscal 2021 Outlook

Fiscal 2021 Outlook

Metric	Amount
Income from continuing operations per diluted share[1]	$2.85- $3.10
Adjusted Income from continuing operations per diluted share[1,2]	$3.00 - $3.25
Adjusted EBITDA Margin[3]	6.6% to 7.0%
Tax Rate (excluding WOTC & other discrete tax items)	~30%

2021 Working Days				
Quarter	Q1	Q2	Q3	Q4
Days	65	65	65	65
Δ y-o-y	-1	+1	-1	0

[1] With the exception of the 2021 Work Opportunity Tax Credits and anticipated excess tax benefits on stock-based awards, this guidance does not include any potential effects associated with certain other discrete tax items and other unrecognized tax benefits.
[2] Please refer to the appendix for a reconciliation of GAAP to non-GAAP measures.
[3] Adjusted EBITDA Margin is defined as adjusted EBITDA divided by revenue. We cannot provide a reconciliation of such forward looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

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40 Appendix

41 Forward Looking Statements This presentation contains both historical and forward - looking statements about ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) . We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : The COVID - 19 pandemic has had and is expected to continue having a negative effect on the global economy, and the United States economy, and it has disrupted and is expected to continue disrupting our operations and our clients’ operations, which has adversely affected and may continue to adversely affect our business, results of operations, cash flows, and financial condition ; our success depends on our ability to gain profitable business despite competitive market pressures ; our business success depends on our ability to attract and retain qualified personnel and senior management and to manage labor costs ; our ability to preserve long - term client relationships is essential to our continued success ; changes to our businesses, operating structure, financial reporting structure, or personnel relating to the implementation of strategic transformations, enhanced business processes, and technology initiatives may not have the desired effects on our financial condition and results of operations ; acquisitions, divestitures, and other strategic transactions could fail to achieve financial or strategic objectives, disrupt our ongoing business, and adversely impact our results of operations ; our international business involves risks different from those we face in the United States that could have an effect on our results of operations and financial condition ; our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; we manage our insurable risks through a combination of third - party purchased policies and self - insurance, and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates to our ultimate insurance loss reserves could result in material charges against our earnings ; our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; we may experience breaches of, or disruptions to, our information technology systems or those of our third - party providers or clients, or other compromises of our data that could adversely affect our business ; unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; a significant number of our employees are covered by collective bargaining agreements that could expose us to potential liabilities in relation to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activities, and union organizing drives ; our business may be materially affected by changes to fiscal and tax policies ; negative or unexpected tax consequences could adversely affect our results of operations ; changes in general economic conditions, such as changes in energy prices, government regulations, or consumer preferences, could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; future increases in the level of our borrowings or in interest rates could affect our results of operations ; impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results and investor perceptions of our Company and as a result may have a material adverse effect on the value of our common stock ; our business may be negatively impacted by adverse weather conditions ; catastrophic events, disasters, and terrorist attacks could disrupt our services ; actions of activist investors could disrupt our business . For additional information on these and other risks and uncertainties we face, see ABM’s risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent filings . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

42 Use of Non - GAAP Financial Information To supplement ABM’s consolidated financial information, the Company has presented income from continuing operations and income from continuing operations per diluted share as adjusted for items impacting comparability, for the first quarter of fiscal years 2021 and 2020 . These adjustments have been made with the intent of providing financial measures that give management and investors a better understanding of the underlying operational results and trends as well as ABM’s operational performance . In addition, the Company has presented earnings before income from discontinued operations, net of taxes, interest, taxes, depreciation and amortization and excluding items impacting comparability (adjusted EBITDA) for the first quarter of fiscal years 2021 and 2020 . Adjusted EBITDA is among the indicators management uses as a basis for planning and forecasting future periods . The Company has also presented Free Cash Flow which is defined as net cash provided by operating activities less additions to property, plant and equipment . The presentation of these non - GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America . (See accompanying financial tables for supplemental financial data and corresponding reconciliations to certain GAAP financial measures . )

43 Unaudited Reconciliation of Non - GAAP Financial Measures (a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non - recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company . (b) Represents the net adjustments to our self - insurance reserve for general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years . Management believes these prior period reserve changes do not illustrate the performance of the Company’s normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company's outside actuary to take into consideration past history and current costs and regulatory trends . Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations . However, since these prior period reserve changes relate to claims that could date back many years, current management has limited ability to influence the ultimate development of the prior year changes . Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year’s operational performance . The Company believes the exclusion of the self - insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability . For the three months ended January 31 , 2021 and 2020 , our self - insurance general liability, workers’ compensation, and automobile and medical and dental insurance claims related to prior period accident years decreased by $ 11 . 4 million and by $ 6 . 6 million, respectively . (c) Represents restructuring costs related to the continued integration of GCA acquisition in September 2017 . (d) The Company's tax impact is calculated using the federal and state statutory rate of 28 . 11 % for US and 19 % for UK for FY 2021 and FY 2020 . We calculate tax from the underlying whole - dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding .

44 Unaudited Reconciliation of Non - GAAP Financial Measures

45 Unaudited Reconciliation of Non - GAAP Financial Measures

46 2021 Guidance (a) With the exception of the 2021 Work Opportunity Tax Credits and anticipated excess tax benefits on stock - based awards, this guidance does not include any potential effects associated with certain other discrete tax items and other unrecognized tax benefits . (b) Adjustments include costs associated with the strategic review, legal settlements, adjustments to self - insurance reserves pertaining to prior year's claims and other unique items impacting comparability .

47 Contact Us INVESTOR RELATIONS Susie A. Kim (212) 297 - 9721 susie.kim@abm.com